Exhibit 10.4

UNCONDITIONAL REPAYMENT GUARANTY

THIS UNCONDITIONAL REPAYMENT GUARANTY (this “Guaranty”) is made as of July 8, 2024, by Zoned Properties, Inc., (the “Guarantor”), whose address is set forth in Section 9 hereof, in favor of Private Money Funding, LLC (“Lender”), whose address is set forth in Section 9 hereof.

Section 1 Except as otherwise provided in this Guaranty, all terms defined in the Loan Agreement (as defined below) shall have the same meaning when used in this Guaranty. Such defined terms are denoted in the Loan Agreement and in this Guaranty by initial capital letters.

Section 2 ZP RE AZ DYSART, an Arizona Limimted Liability Company (“Borrower”) and Lender are parties to that certain Loan Agreement of even date herewith (the “Loan Agreement”) pursuant to which Lender has agreed to loan certain amounts to Borrower, conditioned (in part) upon the execution and delivery of this Guaranty. In order to induce Lender to loan to Borrower the sum of One Million Six Hundred Twenty Thoussand Dollars ($1,620,000.00) (the “Loan”), to be evidenced by a Promissory Note of even date herewith (as it may be amended, modified, extended, restated in whole or in part, and renewed from time to time, the “Note”) executed by Borrower and payable to the order of Lender, Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees to Lender and to its successors, endorsees and/or assigns, the full and prompt payment of the principal sum of the Note or so much thereof that may be outstanding at any one time or from time to time in accordance with its terms when due, by acceleration or otherwise, together with all interest accrued thereon, and the full and prompt payment of all other sums, together with all interest accrued thereon, when due under the terms of the Loan Agreement, the Note, and in any deed of trust, security agreement, lease assignment and other assignment or agreement referred to in the Loan Agreement or the Note and/or now or hereafter securing the Note (collectively, the “Security Instruments”) or setting forth any obligations of Borrower in connection with the Loan. The Loan Agreement, the Note, this Guaranty, and each of the Security Instruments are collectively referred to herein as the “Loan Documents”. The obligations guaranteed pursuant to this Section 2 are hereinafter referred to as the “Guaranteed Obligations”.

Section 3 Guarantor agrees, represents and warrants to Lender as follows:

(a) Guarantor shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect notwithstanding (i) any modification, agreement or stipulation between Borrower and Lender, or their respective successors and assigns, with respect to the Loan Documents or the obligations encompassed thereby, including, without limitation, the Guaranteed Obligations; (ii) Lender’s waiver of or failure to enforce any of the terms, covenants or conditions contained in the Loan Documents or in any modification thereof, including, without limitation, any Security Instrument; (iii) any release of Borrower or any other guarantor from any liability with respect to the Guaranteed Obligations; or (iv) any release or subordination of Lender’s lien on or security interest in any real or personal property then held by Lender as security for the performance of the Guaranteed Obligations.

(b) Guarantor’s liability under this Guaranty shall continue until the date on which all sums due under the Note or any of the other Loan Documents have been paid in full, all Guaranteed Obligations of Borrower to Lender have been satisfied, and any commitment on the part of Lender to advance or disburse any additional sums to or for the benefit of Borrower have terminated and expired. Guarantor’s liability under this Guaranty shall not be reduced by virtue of any payment by Borrower of any amount due under the Note or under any of the Loan Documents or by Lender’s recourse to any collateral or security, except to the extent that such payment or recourse actually reduces the outstanding amount owed under the Loan Documents. Guarantor acknowledges that Lender may apply any payment made by Borrower to Lender to any obligation of Borrower to Lender under the terms of any Loan Document in such amounts and such manner as Lender may elect, regardless of whether such application complies with any instruction or designation given or made by Borrower with respect to such payment and agrees that any such application shall not in any manner reduce, extinguish or otherwise affect the liability of the Guarantor hereunder.

(c) Guarantor represents to Lender that it now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Loan Documents or referred to therein, the value of the assets owned or to be acquired by Borrower, Borrower’s financial status and its ability to pay and perform the Guaranteed Obligations owed to Lender. Guarantor further warrants and represents that Guarantor has reviewed and approved copies of the Loan Documents and is fully informed of the remedies Lender may pursue, with or without notice to Borrower, in the event of any default under the Note or the other Loan Documents. So long as any of the Guaranteed Obligations remains unsatisfied or owing to Lender, Guarantor shall keep itself fully informed as to all aspects of Borrower’s financial condition and the performance of the Guaranteed Obligations.

Section 4 The liability of Guarantor under this Guaranty is a guaranty of payment and performance, and not of mere collectability, and is not conditioned or contingent upon the genuineness, validity, regularity, perfection or enforceability of the Loan Documents or of any liens created by the Security Instruments or any other instruments relating to the creation or performance of the Guaranteed Obligations or the pursuit by Lender of any remedies which it now has or may hereafter have with respect thereto under the Loan Documents, at law, in equity or otherwise.

Section 5 Guarantor hereby fully and completely waives, releases and relinquishes: (i) all notices to Guarantor, to Borrower, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, modification or accrual of any of the Guaranteed Obligations owed to Lender and, except to the extent set forth in Section 7 hereof, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof; (iv) any and all defenses and claims based on principles of suretyship and/or guaranty; and (v) any and all benefits under Arizona Revised Statutes (“A.R.S.”) Sections 12-1641 through 12-1646, 12-341.01, 12-1566, 33-814, 33-725, 33-727, 33-729, 44-141, 44-142 and 47-3605 and Rule 17(f) of the Arizona Rules of Civil Procedure. Notwithstanding any foreclosure of the lien of any Security Instrument with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty. Guarantor further agrees that Lender may enforce this Guaranty against Guarantor upon the occurrence of any event that constitutes a breach by Guarantor of its obligations hereunder or upon the occurrence of an Event of Default under the Loan Agreement or the other Loan Documents, notwithstanding the existence of any dispute between Borrower and Lender with respect to the existence of the Event of Default or performance of the Guaranteed Obligations or any counterclaim, set-off or other claim which Borrower may allege against Lender with respect thereto. Moreover, Guarantor agrees that its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

Section 6 Guarantor agrees that Lender may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral and without the necessity of proceeding against Borrower or any other guarantor, including without limitation, any other Guarantor named herein. Guarantor hereby waives the right to require Lender to proceed against Borrower, to proceed against any other guarantor, including without limitation any other Guarantor named herein, to foreclose any lien on any real or personal property, to exercise any right or remedy under the Loan Documents, to pursue any other remedy or to enforce any other right.

Section 7

(a) Guarantor agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Gaurantor or of any other guarantor. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor’s right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available to Lender, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

(b) Guarantor hereby waives, releases, and relinquishes any and all rights of reimbursement, contribution, and subrogation, which Guarantor may now or hereafter have against Borrower. Guarantor further agrees that, to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security shall be junior and subordinate to any right Lender may have against Borrower and to all right, title and interest Lender may have in any collateral or security. Lender may, in accordance with applicable laws, use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation right Guarantor may have, and upon disposition or sale, any right of subrogation Guarantor may have shall terminate. With respect to the enforced collection of the Guaranteed Obligations or the foreclosure of any security interest in any personal property collateral then securing the Guaranteed Obligations, Lender agrees to give Guarantor ten (10) days’ prior written notice, in the manner set forth in Section 9 hereof, of any sale or disposition of any such personal property collateral, other than collateral which is perishable, threatens to decline speedily in value, is of a type customarily sold on a recognized market, or is cash, cash equivalents, certificates of deposit or the like.

(c) Guarantor’s sole right with respect to any such foreclosure of real or personal property collateral shall be to bid at such sale in accordance with applicable law. Guarantor acknowledges and agrees that Lender may also bid at any such sale and in the event such collateral is sold to Lender in whole or in partial satisfaction of the Guaranteed Obligations, Guarantor shall have no further right or interest with respect thereto. Notwithstanding anything to the contrary contained herein, no provision of this Guaranty shall be deemed to limit, decrease, or in any way to diminish any rights of set-off Lender may have with respect to any cash, cash equivalents, securities or the like which may now or hereafter be pledged to Lender by Borrower or any Guarantor and held in Lender’s possession.

(d) To the extent any dispute exists at any time between or among any of the guarantors as to Guarantor’s right to contribution or otherwise, Guarantor agrees to indemnify, defend and hold Lender harmless for, from and against any loss, damage, claim, demand, cost or any other liability (including reasonable attorneys’ fees and costs) Lender may suffer as a result of such dispute.

(e) If from time to time Borrower shall have liabilities or obligations to Guarantor, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and obligations shall at all times be (and Guarantor agrees that they are hereby made to be) fully subordinate with respect to (i) assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance, and other interest and right (if any), (ii) time and right of payment and performance, and (iii) rights against any collateral therefor (if any), to the payment and performance in full of the Guaranteed Obligations and the right of Lender to realize upon any or all security for such obligations. Guarantor agrees that such liabilities and obligations of Borrower to Guarantor shall not be secured by any assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance or other interest or right in any property, interests in property, or rights to property of Borrower and that Borrower shall not pay, and Guarantor shall not receive, payments of any or all liabilities or obligations of Borrower to Guarantor until after payment and performance of the Guaranteed Obligations in full. If, notwithstanding the foregoing, Guarantor receives any payment from Borrower, such payment shall be held in trust by Guarantor for the benefit of the Lender and its successors, endorsees and assigns, shall be segregated from the other funds of Guarantor, and shall forthwith be paid by Guarantor to Lender and its successors, endorsees and assigns and applied to payment of the Guaranteed Obligations, whether or not then due. To secure the Guaranteed Obligations, Guarantor grants to Lender a lien on and security interest in all liabilities and obligations of Borrower to Guarantor, in any assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, other interests or rights securing such liabilities and obligations, and in all of Guarantor’s right, title, and interest in and to any payments, property, interests in property, or rights to property acquired or received by Guarantor from Borrower in respect of any liabilities or obligations of Borrower to Guarantor.

Section 8

(a) Guarantor warrants and represents that any financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects. There has been no material adverse change with respect to Guarantor since the date of the last financial statements delivered by Guarantor to Lender.

(b) Guarantor covenants and agrees to immediately notify Lender of any material adverse change in Guarantor’s financial status.

Section 9 Any notice, demand, request or other communication (“Notice”) with respect hereto shall be in writing and shall not be effective for any purpose unless given or served personally on an officer or principal of the receiving party or mailed by United States registered or certified mail, postage prepaid, return receipt requested, or delivered by a nationally recognized overnight courier, addressed as indicated below or to such other address as each party may from time to time designate by notice as provided herein. Every Notice given hereunder shall be deemed to have been received upon actual delivery if such Notice is personally served, upon the earlier of the first attempted delivery or the third business day after deposit with the US Postal Service, if such Notice is served by registered or certified mail, or upon actual delivery or the first date delivery is attempted but refused, if such Notice is delivered by overnight courier, as evidenced by the courier’s service record.

To Guarantor:

Zoned Properties, Inc.

8360 E Raintree Dr., Ste 230

Scottsdale, Arizona 85260

To Lender:

11216 North 74th Street

Scottsdale, AZ 85260

Attention: Ryan Hermansky

Section 10 This Guaranty shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of and shall be enforceable by Lender, its successors, endorsees and assigns. Any married person executing this Guaranty agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of any and all of the Guaranteed Obligations. As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

Section 11 If any or all of the Guaranteed Obligations are not paid when due, or if any Event of Default occurs, Guarantor agrees to pay all costs of enforcement and collection and preparation therefore (including, without limitation, reasonable attorneys’ fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any workout, forbearance agreement, bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

Section 12 THIS GUARANTY HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. THE COURTS OF ARIZONA, FEDERAL OR STATE, SHALL HAVE EXCLUSIVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS GUARANTY. BY EXECUTING THIS GUARANTY, GUARANTOR HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF ARIZONA AND WAIVES ANY RIGHT TO CLAIM THAT SUCH COURTS DO NOT HAVE SUCH PERSONAL JURISDICTION OR THAT THEY OTHERWISE CONSTITUTE AN INCONVENIENT FORUM.

Section 13 Guarantor specifically acknowledges and agrees to the financial reporting requirements set forth in the Loan Documents.

Section 14 By its signature below, Guarantor represents and warrants that no assets belonging to Guarantor (whether or not disclosed in a financial statement or loan application to Lender) have been transferred into an asset protection trust or an irrevocable trust within two (2) years prior to the date of this Guaranty. Guarantor further covenants and agrees that Guarantor will not transfer any of Guarantor’s assets into an asset protection trust or an irrevocable trust while any indebtedness is owing by Borrower to Lender without first obtaining Lender’s written permission and authorization (to be granted or withheld in the sole discretion of Lender).

Section 15 This Guaranty is solely for the benefit of Lender, its successors, endorsees and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including Borrower.

Section 16 This Guaranty may be executed in counterparts, all of which executed counterparts shall together constitute a single document.

Section 17 If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

Section 18 THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER OR LENDER AND GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

/s/ Bryan McLaren
____________, Guarantor
Zoned Properties, Inc.

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